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                                                           ** EXECUTION COPY **


                           REGISTRATION RIGHTS AGREEMENT

     Agreement made as of this 31st day of December, 1998 by and among DVD Express, Inc., a California corporation (the "Company"), the persons or entities listed on SCHEDULE A attached hereto (individually, an "Investor", and collectively, the "Investors"), America Online, Inc. ("AOL") and the Founder (as hereinafter defined).

1.   CERTAIN DEFINITIONS

     SECTION 1. As used in this Agreement, the following terms shall have the following meanings:

          1.1. COMMISSION means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

          1.2. COMMON STOCK means (a) the Company's Common Stock, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Articles of Incorporation, as amended, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          1.3. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.4.  FOUNDER means Michael Dubelko.

          1.4. FOUNDER SHARES shall mean the aggregate of 10,000,000 shares of Common Stock that the Founder owns, or has the right to acquire on the date hereof, but excluding any such Common Stock that has been (a) registered under the Securities Act pursuant to an effective


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registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

          1.6. HOLDERS means the Founder, the Investors and AOL and their respective permitted assignees and transferees under Section 5 hereof.

          1.7. PERSON means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          1.8. PURCHASE AGREEMENT means the Series A Convertible Preferred Stock Purchase Agreement dated the date hereof among the Company, the Investors and the Founder.

          1.9. REGISTRABLE SECURITIES means any shares of Common Stock owned by an Investor or AOL, or an Investor's or AOL's permitted successors and assigns, including shares of Common Stock (A) issued or issuable upon conversion of any Series A Preferred Shares or (B) issued or issuable pursuant to a vested right to acquire shares of Common Stock; except for any shares of such Common Stock
(i) which have at any time been sold by such parties other than to a permitted assignee, as defined in Section 5 hereof, of an Investor or AOL, and (ii) which have at any time been sold in a registered public offering or pursuant to Rule 144 promulgated under the Securities Act.

          1.10. SECURITIES ACT means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.11. SERIES A PREFERRED SHARES means the shares of Series A Convertible Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, and with respect to each Investor in the amounts set forth on
SCHEDULE I to the Purchase Agreement.

          1.12. STOCKHOLDERS AGREEMENT means that certain Stockholders Agreement dated as of the date hereof among the Company, the Investors and the Founder.

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2.   REGISTRATION RIGHTS

     SECTION 2.1.  REQUEST FOR REGISTRATION.

          (a) If the Company shall receive at any time after (i) December 31, 2002 and before the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan or a SEC Rule 145 transaction), a written request from Holders who are not then employees of the Company and who hold at least 40% of the Registrable Securities that the Company file a registration statement under the Act covering the registration of at least a majority of the Registrable Securities then held by such Holders; or
(ii) six months following the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating to either the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan or a SEC Rule 145 transaction) a written request from Holders who are not then employees of the Company and who hold at least 40% of the Registrable Securities that the Company file a registration statement under the Act covering the registration of (i) at least 20% of the Registrable Securities or (ii) any lessor percentage if the anticipated gross offering price is at least $5,000,000, then, in either case, the Company shall, within ten (10) days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of
Section 1.2(b) hereof, use its best efforts to effect, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days after the mailing of such notice by the Company.

          (b) The Company is obligated to effect only two (2) registrations pursuant to this Section 2.1 (counting for this purpose only registrations which have been declared or ordered effective).

          (c) The Company shall not be obligated to effect a registration pursuant to this Section 2.1 during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration statement relating to the sale of the Company's securities in connection with a Rule 145 transaction or an employee benefit plan ), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          (d) Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting that the Company file a registration statement pursuant to this Section 2.1 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and that it is, therefore, essential to defer the filing of such registration statement, the Company shall have the right to defer taking action

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with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Holders; provided, however, the Company may defer its obligations for this reason only once in any period of twelve
(12) months.

     SECTION 2.2. PIGGYBACK REGISTRATIONS. If at any time or times after the date hereof, the Company shall determine to register any of its Common Stock or equity securities convertible into or exchangeable for Common Stock under the Securities Act, whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering thereof by stockholders (a "secondary offering"), or both (but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the holders of Registrable Securities and Founder Shares then outstanding, and will use its best efforts to effect the registration under the Securities Act of all Registrable Securities and Founder Shares which the Holders may request in a writing delivered to the Company within fifteen (15) days after the notice given by the Company; PROVIDED, HOWEVER, that in the event that any registration pursuant to this Section 2.2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities and Founder Shares to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of shares of Registrable Securities and Founder Shares owned by such Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, PROVIDED, HOWEVER, that in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Securities and Founder Shares, and PROVIDED, FURTHER, that, prior to any such reduction, the Company shall first exclude from such registration, in the following order, all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the Holders of Registrable Securities and Founder Shares.

     SECTION 2.3. FORM S-3. If the Company becomes eligible to use Form S-3, the Company shall use its reasonable efforts to continue to qualify at all times for registration on Form S-3 (or any successor form). If and when the Company becomes entitled to use Form S-3, the holders of Registrable Securities shall have the right to request and have effected an unlimited number of registrations of shares of Registrable Securities held by them on Form S-3 for a public offering of shares of Registrable Securities having an aggregate proposed offering price of not less than $500,000; provided, however, that Holders of Registrable Securities can only make one such request in any six (6) month period. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall not be required to cause a registration statement requested pursuant to this Section 2.3 to become effective prior to 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the

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Company, made in good faith, to the holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following such 90-day period if the request pursuant to this Section 2.3 has been made prior to the expiration of such 90-day period. The Company shall give notice to all holders of Registrable Securities of the receipt of a request for registration pursuant to this
Section 2.3 and shall provide a reasonable opportunity for such holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Common Stock on Form S-3 to the extent requested by the holder or holders thereof for purposes of disposition. Notwithstanding the foregoing, the Company shall not be required to effect a registration under this Section 2.3 or Section 2.1 if, (i) in the opinion of counsel for the Company, which counsel and opinion shall be reasonably acceptable to the Holders of Registrable Securities, such Holders of Registrable Securities may then sell to the public all Registrable Securities within a 90 day period without registration under the Act; or (ii) if the Company shall furnish to the Holders requesting that the Company file a registration statement pursuant to this Section 2.3 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and that it is, therefore, essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than sixty (60) days after receipt of the request of the Holders; provided, however, the Company may defer its obligations for this reason only once in any period of twelve (12) months.

     SECTION 2.4. REGISTRATION EXPENSES. In the event of a registration described in Sections 2.1, 2.2 and 2.3, all expenses of registration and offering of the Company and the Holders participating in the offering including, without limitation, printing expenses, fees and disbursements of counsel, including one counsel for the selling Holders of Registrable Securities or Founder Shares (provided such fee shall not exceed $10,000), and independent public accountants, fees and expenses (including counsel fees incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc. and fees of transfer agents and registrars), shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities or Founder Shares, as the case may be, being registered.

     SECTION 2.5. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding sections of this Agreement the Company is required hereunder to register Registrable Securities or Founder Shares, it agrees that it shall also do the following:

          (a) Use its best efforts to diligently prepare for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said

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     registration statement effective and to comply with the provisions of the
     Securities Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering, but in no event shall such period exceed 180 days;

          (b) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public offering of his Registrable Securities or Founder Shares;

          (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling Holders, if any; and

          (d) Use its best efforts to register or qualify the Registrable Securities and Founder Shares covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling holder of Registrable Securities or Founder Shares may reasonably request, provided that the Company shall not be required to register in any states which shall require it to qualify to do business or subject itself to general service of process as a condition of such registration.

     SECTION 2.6. OBLIGATIONS OF THE HOLDERS. Whenever under the preceding sections of this Agreement the Company is required hereunder to register Registrable Securities or Founders Shares, the Holders agree to do the following:

     (a) in the event that any such registration shall be an underwritten public offering of Common Stock, to sell such Holders shares pursuant to the underwriting agreement executed in connection with such registration; and

     (b) provide to the Company upon any registration hereunder such information relating to such Holder as may be reasonably requested by the Company.

3. INDEMNIFICATION. Incident to any registration referred to in this Agreement, and subject to applicable law, the Company will indemnify each underwriter, each Holder of Registrable Securities and Founder Shares so registered, and each person controlling any of them against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration; PROVIDED, HOWEVER, that the Company will not be liable in any case to the extent that any such claim, loss, damage or liability may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such Holder expressly for use therein. In the event of any registration of any of the

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Registrable Securities or Founder Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Securities or Founder Shares, as the case may be, jointly and severally, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act against any claim, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending it against the same, arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such selling Holder, specifically for use in connection with the preparation of such registration statement, prospectus, amendment of supplement; provided, however, that the obligations of such selling Holders hereunder shall be limited to an amount equal to the net proceeds to each Holder of Registrable Securities or Founder Shares sold as contemplated herein.

4. RULE 144 REQUIREMENTS. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect). The Company shall furnish to any Holder of Registrable Securities or Founder Shares upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

5. TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders under this Agreement may be transferred to any transferee of any Series A Preferred Shares or any Registrable Securities or Founder Shares who (i) is a Holder of Registrable Securities or Founders Shares as of the date of this Agreement, (ii) is an affiliate, as that term is defined in the Investment Company Act of 1940, of a Holder of Registrable Securities as of the date of this Agreement (including a partner of such Holder) or is any parent, sibling, spouse, child, grandchild, father-in-law, mother-in-law, brother-in-law, sister-in-law, uncle, aunt, nephew, niece or cousin of the Founder, (iii) is the owner of an investment account which is managed or advised by an Investor or by Geocapital Management IV, L.P., Geocapital Management V, L.P., or by an affiliate of an Investor or Geocapital Management IV, L.P., Geocapital Management V, L.P., or (iv) acquires at least 150,000 shares of Common Stock, assuming conversion of all Series A Preferred Shares (or such lesser number of shares of Common Stock which constitutes the total number of shares of Common Stock purchased by the transferring Holder of Registrable Securities under this Agreement) (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations or other similar events). Each such transferee shall be deemed to be a "Holder" for purposes of this Agreement; provided, that, no transfer of registration rights by a Holder

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pursuant to this Section 5 shall create any additional rights in the transferee beyond those rights granted to Holders in this Agreement.

6. GRANTING OF REGISTRATION RIGHTS. The Company shall not, without the prior written consent of the holders of at least a majority in interest of the Registrable Securities, grant any rights to any Persons to register any shares of capital stock or other securities of the Company if such rights could reasonably be expected to be superior to or be on parity with, the rights of the holders of Registrable Securities granted pursuant to this Agreement.

7. LOCK-UP AGREEMENT. Each Holder agrees, so long as such Holder holds one percent (1%) or more of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities, upon request of the underwriters managing any underwritten offering of the Company's securities not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; PROVIDED, HOWEVER, that the officers and directors of the Company who own stock of the Company agree to the same such restrictions.

8.   MISCELLANEOUS

     SECTION 8.1. DAMAGES. The Company recognizes and agrees that the holders of Registrable Securities will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by a Holder of Registrable Securities requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     SECTION 8.2. APPROVAL OF UNDERWRITERS. The engagement by the Company of any managing underwriter in any registration of the Company's securities under Sections 2.1 or 2.3 shall require the prior written approval of the Holders of a majority of the Registrable Securities being sold in such offering.

     SECTION 8.3. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.4. AMENDMENTS AND WAIVERS. Except as hereinafter provided, amendments to this Agreement shall require and shall be effective upon receipt of the written consent of: (i) the

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Company, (ii) the holders of at least a majority in interest of the
Registrable Securities and (iii) in the case of any amendment adversely affecting the rights of the Founder, the holders of at least a majority in interest of the Founder Shares. Except as hereinafter provided, compliance with any covenant or provision set forth herein may be waived upon written consent by the party or parties whose rights are being waived; PROVIDED, THAT, (i) if the rights of holders of Registrable Securities are being waived, upon the written consent of the holders of at least a majority in interest of the Registrable Securities and (ii) if the rights of holders of Founder Shares are being waived, upon the written consent of the holders of at least a majority in interest of the Founder Shares. Notwithstanding the foregoing, no waivers or amendments shall be effective to reduce the percentage in interest of the Registrable Securities the consent of the holders of which is required under this Section. Any waiver or amendments may be given subject to satisfaction of conditions stated therein and any waiver or amendments shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.5.  NOTICES.

     As the terms "notice" or "notices" are used herein as between the parties, such term shall mean a written document, explaining in reason for the notice, and the same shall be mailed by United States Postal Service Via Certified Mail, Return Receipt Requested, addressed as follows:

     to the Company:

          DVD Express, Inc.
          7083 Hollywood Boulevard
          Los Angeles, California  90028
          Attention:  Michael Dubelko

     with a copy by mail and fax to:

          Scott W. Alderton, Esq.
          Troop Steuber Pasich Reddick & Tobey, LLP
          2029 Century Park East, 24th Floor
          Los Angeles, California 90067-3010

     to the Investors:

          Geocapital IV, L.P.
          Geocapital V, L.P.
          Two Executive Drive
          Fort Lee, NJ  07024
          Attention:  Kimberly S. Eads
     with a copy by mail and fax to:

          William B. Asher, Jr., Esquire
          Testa, Hurwitz & Thibeault, LLP
          High Street Tower
          125 High Street
          Boston, MA  02110
          Fax:  617-248-7100

     to AOL:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA  20166-9323
          Attn:  Senior Vice President
          Fax No:  (703) 265-1202
          E-mail Address:  AOLNotice@aol.com

Such notice shall be deemed to have been given on the date placed in the U.S. Mails, and sent by fax to counsel, whether actually received by the addressee or not. The parties shall, as a matter of convenience and courtesy, send each party receiving notice a copy of said notice by facsimile or electronic means, or by courier, Federal Express, or similar service, but such notifications shall not be deemed lawful "notice" as required hereby. The parties may from time to time amend the above addresses and names by written notice given the other party.

     SECTION 8.6. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Registrable Securities.

     SECTION 8.7. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     SECTION 8.8. SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

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     SECTION 8.9.  GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California.

     SECTION 8.10. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     SECTION 8.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     SECTION 8.12. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any party hereto, the other parties shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights
Agreement as of the day and year first above written.

                                          DVD EXPRESS, INC.


                                          By:  /s/ MICHAEL DUBELKO
                                               --------------------------
                                               Name: Michael Dubelko
                                               Title: President

                                          GEOCAPITAL IV, L.P.

                                          By:  GEOCAPITAL IV MANAGEMENT,
                                               L.P.


                                          By:  /s/ ILLEGIBLE
                                               --------------------------
                                               General Partner

                                          GEOCAPITAL V, L.P.

                                          BY:  GEOCAPITAL V MANAGEMENT,
                                               L.P.


                                          By:  /s/ ILLEGIBLE
                                               --------------------------
                                               General Partner

                                          Peter J. Mooney, as Nominee
                                          for the Broadview Partners Group


                                          By:  /s/ PETER J. MOONEY
                                               ---------------------------------
                                                Peter J. Mooney, as Nominee
                                                for the Broadview Partners Group

                                          AMERICA ONLINE, INC.


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                          FOUNDER

                                          /s/ MICHAEL DUBELKO
                                          ----------------------------
                                          Michael Dubelko

                                                                     SCHEDULE A

                                     INVESTORS



NAME AND ADDRESS


GEOCAPITAL IV, L.P.
Two Executive Drive
Fort Lee, New Jersey  07024
Attn:  Richard Vines


GEOCAPITAL V, L.P.
Two Executive Drive
Fort Lee, New Jersey  07024
Attn:  Kimberly S. Eads


Peter J. Mooney, as Nominee
  for the Broadview Partners Group
One Bridge Plaza
Fort Lee, NJ  07024


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